UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 20, 2004


                             Kensey Nash Corporation
             (Exact name of registrant as specified in its charter)




         Delaware                        0-27120                 36-3316412
(State or other jurisdiction       (Commission File Number)  (IRS Employer
 of incorporation or organization)                           Identification No.)



 Marsh Creek Corporate Center, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (610) 524-0188

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b)  under the
    Exchange  Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

         The information in this Form 8-K (including the exhibit hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On October 20, 2004, we announced our results of operations and financial position as of and for the three month period ended September 30, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               KENSEY NASH CORPORATION



                                               By:   /S/ Wendy F. DiCicco
                                                  -----------------------------
                                                     Wendy F. DiCicco, CPA
                                                     Chief Financial Officer



Dated: October 20, 2004




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